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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated October 1, 1998 relating to the consolidated financial statements, which appear in Veritas DGC Inc.'s Annual Report on Form 10-K for the year ended July 31, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


PricewaterhouseCoopers LLP

Houston, Texas
August 30, 1999